UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant's telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30, 2010

Date of reporting period:	November 30, 2010

Item 1.     Report to Stockholders.

  ASA Limited

Annual Report
  November 2010

ASA Limited

A Closed-end Fund Specializing in Precious Minerals Investments

Annual Report and
Financial Statements

November 30, 2010

Table of Contents

Letter to shareholders 2
Forward-looking statements 5
Certain investment policies and restrictions 6
Report of independent registered public accounting firm 6
Schedules of investments 7
Portfolio statistics 9
Principal portfolio changes 9
Statements of assets and liabilities 10
Statements of operations 11
Statements of changes in net assets 12
Notes to financial statements 13
Financial highlights 17
Supplementary information 17
Certain tax information for U.S. shareholders 18
Dividend reinvestment and stock purchase plan 19
Privacy notice 20
Direct registration system 20
Results of proposals presented at the annual general meeting of shareholders 20
Proxy voting 21
Form N-Q 21
Common share repurchases 21
Board of directors and officers 22
Other information 23

Letter to Shareholders

          A combination of events during the last year led to another positive year of performance from the portfolio and a rising market price for the shares of ASA Limited.

          The beginning of the 2010 fiscal year saw a slow start for gold prices and the performance of mining shares. Fears of further weakness in global equity markets negatively affected the sentiment for virtually all equity investments, including precious metals and mining companies. By April/May, gold prices began to improve as investors turned to precious metals as a safe haven in response to the slow pace of the global economic recovery combined with the expanding European debt crisis. These fears maintained a high level of investor interest in precious metals through the remainder of the year. The U.S. Federal Reserve’s second round of quantitative easing added to investor concerns regarding the value of the dollar during the second half of the year prompting additional investment interest in the sector.

          Driven by the broader economic concerns, gold prices reached an all-time high of $1,421 an ounce on November 9, 2010 (London P.M. fix basis), and averaged $1,205 an ounce during ASA’s 2010 fiscal year. For the twelve months ending November 30, 2010, gold prices increased by 17.7%, silver prices increased by 51.9%, platinum prices increased 14.0% and palladium prices increased by an astonishing 91.3%. This performance was less than the 44.4% rise in gold prices witnessed during the 2009 fiscal year but represented the tenth consecutive annual increase in the price of gold.

Supply / Demand Fundamentals

          During the last ten years the average annual gold price has increased nearly 340%. During the same period, the annual supply of gold to the market from the gold mining industry increased only 1%, from approximately 2,621 metric tonnes in 2000 to an estimated 2,652 metric tonnes during 20101. The growth in global gold mine production has remained subdued despite the rise in prices as a consequence of the aging nature of many current projects and the long lead-times to develop new mining projects. The lack of support in many industrialized countries for the development of new mining projects combined with rising resource nationalism in many emerging economies limits new project development. Without a change in technology that dramatically changes the economics of the industry, the trend of little to no growth in gold production is likely to continue.

          Despite the difficulties gold producers face in developing new projects, we have witnessed the re-opening of previously closed projects and the development of low grade deposits that had been unprofitable at lower gold prices. As a long-term investor, ASA invests in very few of these lower quality projects, choosing instead to maintain a portfolio of high quality, low production cost, long-lived, precious metals companies. Nevertheless, the riskier projects can offer significant share price leverage to rising metal prices and our decision to limit these types of investments during the last year led to a more modest performance of the overall portfolio.

          For much of the last two years, the recycling of gold scrap due to higher prices has increased the available supply of gold to the market. The surge in recycled gold scrap appeared to have slowed in the second half of 2010 as compared with the previous eighteen months.

          GFMS has estimated that fabrication demand rose an estimated 13% last year, largely due to a 16% increase in global jewelry demand. A recovery in purchases from traditional gold consuming regions such as India and China witnessed the most significant improvement in demand. As the Chinese economy matures, it is estimated that the growth of consumer demand will continue to drive purchases of luxury items such as jewelry. Jewelry demand in India is estimated to have reached an all-time high during 2010 driven in part by rising income, strength of the rupee, a good harvest and speculative interest. In many of the Western markets, such as the United States and Europe, jewelry demand continued to be soft. This is not surprising as high gold prices made purchases more expensive at a time of weak consumer sentiment due to the general economic environment. An improvement in jewelry demand will be important if investment interest in gold declines as the market has become increasingly dependent on investment demand to sustain gold prices.

          After being net sellers of gold for almost two decades, central banks have been net purchasers of gold since late 2009. The official sector, like many investors, sought to diversify their foreign exchange holdings away from U.S. dollars and Euros. Several important central banks such as China, Russia, India, Mauritius, Sri Lanka and the Philippines increased their holdings of gold bullion during the last year. Likewise, gold sales from European central banks, which had been a key supplier of gold to the market during the last decade, have largely disappeared as a significant source of gold. The largest seller of gold during the last twelve months was the International Monetary Fund (IMF), which accounted for the majority of all sales by official institutions during the year. In February of 2010, the IMF commenced the phased sales of 191.3 metric tonnes of gold, after previously selling 212 tonnes to three central banks during late 2009. These gold sales were easily absorbed by the market during 2010.

          China has become one of the most important drivers of demand for gold and Chinese investors were active buyers during the last year. Yuan inflation has eroded real interest rates and Chinese bank deposits now offer negative real returns. With few investment options, physical gold is a popular investment strategy for many Chinese. In recent months, Chinese officials have tried several times to slow the rate of growth in the economy by increasing interest rates. Given the concern domestically regarding an over-heated economy and the potential for rising inflation, we anticipate that China will continue to take measures aimed at reducing the overall pace of economic activity during 2011. These actions may slow local gold investment demand, but are unlikely to alter the broader theme of rising disposable income and savings which should continue to drive gold investment.

[1]	GFMS Annual Review Update, 2010

          Chart 1: ETF Gold Bullion Holdings

          Source: ASA Limited, Bloomberg

          Demand for gold from investment products such as Exchange Traded Funds (ETFs) and other bullion products moderated during the second half of 2010 as compared to 2009 and the first half of 2010. Nevertheless, gold ETF products increased their aggregate holdings of gold by about 9.7 million ounces during the 2010 calendar year, a 17% annual increase. Nearly 90% of the increase in ETF holdings of gold during 2010 occurred in the second quarter as concerns about the status of the Euro and the European debt crises began to unfold. Total ETF gold holdings were estimated at a total of 67.5 million ounces, equivalent to approximately 10 months of global gold production.

Portfolio Update and Performance

          At November 30, 2010, ASA’s total net assets were $669.6 million or $34.45 per share, versus $580.4 million or $29.85 per share on November 30, 2009 (Adjusted to reflect a 3-for-1 stock distribution). The closing price of ASA’s shares on the New York Stock Exchange on November 30, 2010 was $33.87, representing a discount of 1.7% to the net asset value (NAV). This compares with the discount of 11.2% on November 30, 2009.

          Chart 2: ASA’s Performance vs. the FTSE Gold Mines Index — One Year Trailing

          Source: ASA Limited, including reinvested dividends

          Total return during fiscal year 2010, including the reinvestment of dividends, was 16.6% based on the NAV and 29.1% based on the market price of the shares. The higher total return based on the share price as compared to the NAV was due to the narrowing of the discount at which ASA shares traded in the market during the 2010 fiscal year. ASA continued to outperform most major gold indices during the last year, even though its performance was somewhat subdued relative to the high returns enjoyed during 2009. During the 2010 fiscal year, ASA outperformed the FTSE Gold Mines Index total return of 12.8% which excludes the reinvestment of dividends. ASA’s Board of Directors considers the FTSE Gold Mines Index to be the best publically available index for comparing the performance of ASA to an unmanaged index of global gold mining shares.

          Distributions to ASA shareholders totaling $0.34 and $0.46 per share were paid during the fiscal years 2010 and 2009, respectively (Adjusted for the 3-for-1 stock distribution during 2010). (See note 1.E. Dividends to Shareholders (page 15) and Certain tax information for U.S. shareholders (pages 18 and 19) for further comments). During 2010, $0.02 per share was distributed from net investment income earned in prior periods and $0.32 was distributed from realized capital gains due to the sale of securities. Investment income has declined in recent years due to a combination of lower dividend distributions from the South African gold and platinum mining companies, and the increased diversification of ASA’s portfolio toward higher growth investments. We are hopeful for a slight improvement in dividend receipts during the 2011 fiscal year from our investments as a result of the higher gold price and significant free cash flow being generated by the mining industry.

          Chart 3: ASA’s Historical Distributions to Shareholders (reflects 3-for-1 split in May 2010)

          Source: ASA Limited

          The Company’s primary goal is to generate capital appreciation for shareholders over the long term through investments primarily in companies with quality, low cost, long-lived mining assets, and to maintain a globally diversified portfolio of precious metals and mining companies.

Asset Allocation

          ASA seeks to prioritize its investments based on the quality and longevity of the mining asset and the experience of the management team. We have no predetermined mandate requiring that a certain percentage of the portfolio’s assets be maintained in any single country or region. However, the portfolio management team seeks to maintain a broad, geographically diversified portfolio so as to reduce the potential risk of investment in any single country or region.

          The most significant change in the portfolio over the last year was the continued increase in Canadian-domiciled gold producers and project development companies. Canada is the world’s largest capital market for financing mining projects. The availability of low-cost capital has led many precious metals companies to seek a listing on the Toronto Stock Exchange (TSX). Consequently, in the effort to increase the portion of the portfolio allocated to potentially higher-growth companies, many of ASA’s newer investments were listed on the TSX. As of November 30, 2010, approximately 44% of the portfolio was comprised of companies domiciled in Canada compared to approximately 36% as of the prior fiscal year end. This is a sharp increase from the 19% of total net assets invested in Canadian listed companies as of year-end 2008.

          The increased portfolio weighting towards Canadian companies was largely as a result of new positions added during fiscal year 2010, including Anatolia Minerals Development, a Canadian based company that discovered and is developing the Çöpler Gold Project in Turkey. ASA also invested in Tahoe Resources, which is developing the Escobal silver project in Guatemala. Both projects were visited during the year, and ASA is excited about the prospect of these projects expanding during the next several years. ASA’s investment in NovaGold Resources, a position acquired in early 2009, continued to contribute to the portfolio’s performance, as the value of the position doubled during the year. In response to this performance, we reduced the size of the investment in NovaGold to maintain our overall portfolio diversification.

          Our strategy to become more globally diversified has increased the total return to shareholders. Over the last several years, our holdings of South African-based mining companies was reduced from more than 80% to 20% of total net assets. We anticipate that over the next year, ASA will continue to increase our holdings of Canadian based gold producers, especially among the smaller capitalized companies. This year’s report includes a breakdown of asset allocation by the location of reserves in addition to the country of registration.

          Chart 5 reflects the portfolio’s holdings according to the geographic location of the physical assets based on the portion of each investment’s precious metal reserves. This breakdown provides a more useful assessment of the risk profile and diversification of the portfolio. For example, while Chart 6 reflects that we did not hold any positions in issuers domiciled in West Africa, approximately 9% of operating assets held by our portfolio companies are situated in West African countries. Production growth from West Africa in particular was a significant factor last year, as a number of development projects commenced production. We continually examine the risk profile of the overall portfolio with respect to regional and political exposure.

ASA Portfolio Allocation — November 30, 2010

          Chart 4: By Primary Commodity Exposure

          Chart 5: By Location of Reserves

          Chart 6: By Country of Registration

          Source: ASA Limited

Trends to Watch

          We believe investors should watch the trend in interest rates, such as the yield on 10-year U.S. Treasury notes. Historically, rising interest rates have bode negatively for speculative interest in gold and precious metals. Should interest rates rise, it may slow the pace of interest in gold investments. On the other hand, we believe the recent trend towards increasing gold bul-

lion holdings by central banks and the rising influence of Chinese and Indian investors will be the main pillars of support for gold prices during the coming year.

          It is against the backdrop of recent economic events, slow growth in global gold production, the anticipated decline in scrap recycling, rising central bank purchases and potential improvements in jewelry demand that we look forward to the New Year. We believe that many of the factors that have contributed to the last ten years of rising gold prices remain in place at the end of 2010.

Corporate Developments

          The Board of Directors of ASA undertook several initiatives during the 2010 fiscal year aimed at narrowing the discount at which the Company’s shares trade in the market and to improve liquidity. The first of these was the commencement of a measurement period for the purpose of determining the need for a tender offer. During 2008, the Board of Directors authorized the first of a series of tender offers if the discount at which ASA shares trade in the market exceeded 10% during a measurement period. During 2010, the discount at which ASA’s shares traded during the measurement period did not exceed 10% and thus the Company did not undertake the last of three previously planned tender offers.

          During 2010, the Company’s Board of Directors approved a 3-for-1 stock split in the form of a stock distribution to shareholders of record at the close of business on April 15, 2010. The additional shares were distributed on May 3, 2010. It was anticipated that the lower share price would make the shares more attractive to a wider number of shareholders.

          During 2010, ASA’s shareholders approved the creation of an investment advisory subsidiary for the purpose of providing investment advice and professional asset management to others interested in the precious metals sector. The Company subsequently sought and was granted relief from the Division of Investment Management of the SEC in late July of 2010 to create an investment advisory subsidiary. It is hoped that over time, this subsidiary may provide additional income to the Company, which could lower the cost of operations, enhancing the total return to shareholders.

          Other changes during the year included the consolidation of the Company’s operations in California. This change coincided with the retirement of Mr. Paul Wustrack, former Chief Compliance Officer and Mr. Lawrence Nardolillo, former Chief Financial Officer. The Board and management will miss the great depth of knowledge that each of them was able to bring to their positions with the Company. Mr. Steven Schantz has joined the Company as General Counsel and Chief Compliance Officer and Mr. Rodney Yee has joined ASA as Chief Financial Officer and Chief Operating Officer. Both of these new officers bring extensive experience with them from their previous positions.

          Mr. Michael L. Mead was named Chairman (non-executive) of the Board of Directors in early January of 2011, replacing Mr. Julian Reid who resigned. Mr. Mead retired from the Howard Hughes Medical Institute where he held investment research and portfolio management positions from 1997 to 2008, most recently as Director-Global Equities. He brings with him a wealth of experience to supplement the skills and experience of the Company’s other Directors.

David Christensen
President, Chief Executive Officer and Chief Investment Officer
January 21, 2011

*     *     *     *     *     *

          Copies of financial reports for ASA Limited, as well as its latest net asset value, may be requested from ASA Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA (650) 376-3135 or (800) 432-3378, and may be found on the Company’s web-site (www.asaltd.com). We would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 19 of this report for information on how shareholders can participate in this plan.

*     *     *     *     *     *

          The Annual General Meeting of Shareholders will be held on Thursday, March 10, 2011 at 10:00 a.m. at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, New York, USA. We look forward to your attendance.

*     *     *     *     *     *

Forward-Looking Statements

          This shareholder letter includes forward-looking statements within the meaning of U.S. federal securities laws. The Company’s actual performance or results may differ from the Company’s beliefs, expectations, estimates, goals and projections, and, consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally may be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statement is not forward-looking. The Company’s performance or results can fluctuate depending on a variety of factors, a number of which are beyond the Company’s control or difficult to predict, including without limitation, the prices of gold, platinum, silver and other precious metals; the Company’s investment decisions; the performance of the issuers in the Company’s investment portfolio; economic, political, market and financial factors. The Company assumes no obligation to revise, correct or update the forward-looking statements, whether as a result of new information, future events or otherwise.

Certain investment policies and restrictions (unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The Concentration of Investments in a Particular Industry or Group of Industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment.

If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The Percentage of Voting Securities of any one Issuer that the Company May Acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
ASA Limited:

          We have audited the accompanying statements of assets and liabilities of ASA Limited (the “Company”), including the schedules of investments, as of November 30, 2010 and 2009, and the related statements of operations, changes in net assets and supplementary information for each of the two years in the periods then ended, and the financial highlights for each of the five years indicated therein. These financial statements, supplementary information and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, supplementary information and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, supplementary information and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, supplementary information and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 and 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements, supplementary information and financial highlights referred to above present fairly, in all material respects, the financial position of the Company at November 30, 2010 and 2009, the results of its operations, changes in its net assets and supplementary information for each of the two years in the periods then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 21, 2011

Schedules of investments

November 30, 2010 and November 30, 2009

	2010			2009

Name of Company	Shares/ Principal Amount	Fair Value	Percent of Net Assets	Shares/ Principal Amount	Fair Value	Percent of Net Assets

Common Shares & Warrants
Gold and Silver investments Gold mining, exploration and development companies
Australia
Newcrest Mining Limited – ADRs	1,665,000	$63,290,738	9.5%	1,665,000	$56,109,901	9.7%

Canada
Agnico-Eagle Mines Limited	525,000	42,372,750	6.3	600,000	37,596,000	6.5
Anatolia Minerals Development Limited, (1)	1,343,400	9,358,252	1.4	—	—	—
Barrick Gold Corporation	1,300,000	67,145,000	10.0	1,250,000	53,362,500	9.2
Eldorado Gold Corporation	650,000	11,336,000	1.7	—	—	—
Detour Gold Corporation, (1)	250,000	7,674,883	1.1	—	—	—
Goldcorp Inc.	1,082,400	49,346,616	7.4	1,082,400	45,460,800	7.8
Golden Star Resources Limited, (1)	750,000	3,240,000	0.5	750,000	2,895,000	0.5
IAMGOLD Corporation	600,000	9,828,000	1.5	600,000	11,370,000	2.0
Kinross Gold Corporation	1,125,000	19,608,750	2.9	1,125,000	22,522,500	3.9
Lake Shore Gold Corporation, (1)(2)	1,500,000	5,845,674	0.8	—	—	—
NovaGold Resources Inc., (1)(2)	2,307,691	33,207,674	5.0	1,157,691	6,471,492	1.1
NovaGold Resources Inc., $1.50 Warrants, 01/21/13, (1)(2)	—	—	—	2,307,691	9,438,456	1.6
Osisko Mining Corporation, (1)	250,000	3,845,966	0.6	—	—	—
Yamana Gold Inc.	600,000	7,008,000	1.0	600,000	7,998,000	1.3

		269,817,565	40.2		197,114,748	33.9

Channel Islands
Randgold Resources Limited – ADRs	594,700	55,937,482	8.4	719,700	60,987,378	10.5

Latin America
Compania de Minas Buenaventura S.A.A. – ADRs	959,000	48,563,760	7.3	1,359,000	54,563,850	9.4

South Africa
AngloGold Ashanti Limited	793,194	37,145,275	5.5	943,194	41,538,264	7.2
Gold Fields Limited	1,629,577	27,197,640	4.1	1,979,577	29,258,148	5.0

		64,342,915	9.6		70,796,412	12.2

United States
Newmont Mining Corporation	520,368	30,613,249	4.6	420,368	22,548,540	3.8
Royal Gold Inc.	210,000	10,819,200	1.6	150,000	8,073,000	1.4

		41,432,449	6.2		30,621,540	5.2

Total gold mining, exploration and development companies (Cost $198,682,843 – 2010, $164,056,871 – 2009)		543,384,909	81.2		470,193,829	80.9

Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (1)	523,200	8,262,931	1.2	—	—	—
Tahoe Resources Inc., (1)(2)	400,000	6,317,225	0.9	—	—	—

		14,580,156	2.1

Total gold and silver investments (Cost $205,392,265 - 2010, $164,056,871 - 2009)		557,965,065	83.3		470,193,829	80.9

Platinum and Palladium investments (PGMs) Platinum and palladium mining companies
South Africa
Anglo Platinum Limited, (1)	345,100	32,139,047	4.8	345,100	35,514,376	6.1
Impala Platinum Holdings Limited	1,322,400	37,685,514	5.7	1,322,400	30,673,536	5.3

		69,824,561	10.5		66,187,912	11.4

United Kingdom
Lonmin PLC- ADRs, (1)	189,700	4,997,925	0.8	289,700	8,453,736	1.5

		74,822,486	11.3		74,641,648	12.9

Schedules of investments (continued)

November 30, 2010 and November 30, 2009

	2010			2009

Name of Company	Shares/ Principal Amount	Fair Value	Percent of Net Assets	Shares/ Principal Amount	Fair Value	Percent of Net Assets

Exchange Traded Funds – PGMs
ETFS Palladium Trust, (1)	$40,000	$2,788,800	0.4	$—	$—	—
ETFS Platinum Trust, (1)	10,000	1,656,400	0.2	—	—	—

		4,445,200	0.6	—	—	—

Total platinum and palladium investments (Cost $10,105,591 – 2010, $8,613,104 – 2009)		79,267,686	11.9		74,641,648	12.9

Diversified mineral resources companies
United Kingdom
Anglo American plc, (Cost $1,762,502 in 2010 and 2009)	414,800	18,206,659	2.7	414,800	17,750,669	3.1

Total common shares & warrants (Cost $217,260,358 – 2010, $174,432,478 – 2009)		655,439,410	97.9		562,586,146	96.9

Convertible Securities Gold mining companies
Canada
NovaGold Resources Inc. 5.50% Senior Convertible Notes, due 5/01/2015 (Cost $5,000,000 in 2010 and $15,000,000 in 2009)	5,000,000	7,920,500	1.2	$15,000,000	13,164,600	2.3

Total investments (Cost $222,260,358 – 2010, $189,432,477 – 2009), (3)		663,359,910	99.1		575,750,746	99.2
Cash, receivables, and other assets less liabilities		6,272,953	0.9		4,604,509	0.8

Net assets		$669,632,863	100%		$580,355,255	100%

(1) Non-income producing security.

(2) Restricted Security.

(3) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2010 were $447,276,964 and $6,177,412, respectively, resulting in net unrealized appreciation on investments of $441,099,552. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2009 were $390,961,904 and $4,643,635, respectively, resulting in net unrealized appreciation on investments of $386,318,269.

ADR – American Depository Receipt

The notes to the financial statements form an integral part of these statements.

Portfolio statistics (unaudited)*

November 30, 2010 and November 30, 2009

Country breakdown*	2010	2009
Canada	43.5%	36.2%
South Africa	20.1%	23.6%
Channel Islands	8.4%	10.5%
Australia	9.5%	9.7%
Latin America	7.3%	9.4%
United States	6.8%	5.2%
United Kingdom	3.5%	4.6%

* Geographic breakdowns, which are based on company domiciles, are expressed as a percentage of total net assets.

Principal portfolio changes during the years	2010		2009
ended November 30, 2010 and 2009 (unaudited)	Increase	Decrease	Increase	Decrease

Agnico-Eagle Mines Limited		75,000
Anatolia Minerals Development Limited	1,343,400
Anglo American plc				500,000
Anglo Platinum Limited				125,000
AngloGold Ashanti Limited		150,000
Barrick Gold Corporation	50,000		225,000
Compania de Minas Buenaventura S.A.A. – ADRs		400,000		100,000
Detour Gold Corporation	250,000
Eldorado Gold Corporation	650,000
ETFS Palladium Trust	40,000
ETFS Platinum Trust	10,000
Gold Fields Limited		350,000
Goldcorp Inc.				117,600
Golden Star Resources Limited			750,000
Harmony Gold Mining Company Limited – ADRs				503,100
IAMGOLD Corporation			600,000
Impala Platinum Holdings Limited				175,000
Kinross Gold Corporation			375,000
Lake Shore Gold Corporation (1)	1,500,000
Lonmin PLC – ADRs		100,000
Newcrest Mining Limited				200,000
Newmont Mining Corporation	100,000
NovaGold Resources Inc. (1)	1,150,000		1,157,691
NovaGold Resources Inc. 5.50% Senior Convertible Notes, due 5/01/2015		10,000,000
NovaGold Resources Inc., $1.50 Warrants, 01/21/13 (1)		2,307,691	2,307,691
Osisko Mining Corporation (1)	250,000
Randgold Resources Limited – ADRs		125,000		375,000
Royal Gold Inc.	60,000		150,000
SPDR Gold Trust				150,000
Tahoe Resources Inc.	523,200
Tahoe Resources Inc. (1)	400,000
Yamana Gold Inc.			600,000

(1)	Restricted security

Statements of assets and liabilities

November 30, 2010 and 2009

	2010	2009

Assets

Investments, at fair value
Cost $222,260,358 in 2010
$189,432,477 in 2009	$663,359,910	$575,750,746
Cash	6,952,215	5,605,534
Interest receivable	22,917	68,750
Dividends receivable	264,149	369,959
Receivable for securities sold	862,461	—
Other assets	118,322	101,062

Total assets	$671,579,974	$581,896,051

Liabilities

Accounts payable and accrued liabilities	$1,188,638	$703,775
Liability for retirement benefits due to current and future retired directors	758,473	837,021

Total liabilities	$1,947,111	$1,540,796

Net assets	$669,632,863	$580,355,255

Common shares $1 par value
Authorized: 30,000,000 shares
Issued and Outstanding 19,440,000 shares in 2010 and 19,440,000 (1) shares in 2009	$19,440,000	$19,440,000	(1)
Share premium (capital surplus)	1,383,180	1,383,180	(1)
Undistributed net investment income	22,131,515	22,712,446
Undistributed net realized gain from investments	293,971,289	258,023,609
Undistributed net realized (loss) from foreign currency transactions	(108,392,659)	(107,522,249)
Net unrealized appreciation on investments	441,099,552	386,318,269
Net unrealized (loss) on translation of assets and liabilities in foreign currency	(14)	—

Net assets	$669,632,863	$580,355,255

Net asset value per share (Based on outstanding shares of 19,440,000 in 2010 and 2009) (1)	$34.45	$29.85	(1)

The closing price of the Company’s shares on the New York Stock Exchange was $33.87 and $26.52(1) on November 30, 2010 and 2009, respectively.

(1) Restated to reflect 3-for-1 stock split that occured in May 2010.
The notes to the financial statements form an integral part of these statements.

Statements of operations

Years ended November 30, 2010 and 2009

	2010	2009

Investment income
Dividend income (net of foreign withholding taxes of $376,005 and $287,545, respectively)	$4,196,393	$2,692,920
Interest income	759,135	832,906

Total investment income	4,955,528	3,525,826

Expenses
Shareholder reports and proxy expenses	171,764	175,919
Directors’ fees and expenses	350,250	308,900
Retired directors’ fees	112,500	108,750
Investment research	793,580	808,332
Administration and operations	1,666,624	1,229,283
Administration and operations – other (1)	615,000	—
Fund accounting	144,926	142,292
Transfer agent, registrar and custodian	120,573	137,343
Legal fees	679,139	755,577
Audit and tax fees	103,999	106,444
Search fees – recruitment	197,000	—
Professional fees – other	6,270	24,850
Insurance	126,494	188,046
Dues and listing fees	98,091	69,355
Other	39,997	45,776

Total expenses	5,226,207	4,100,867
Less – reduction in retirement benefits due to directors	(78,548)	(268,208)

Net expenses	5,147,659	3,832,659

Net investment (loss)	(192,131)	(306,833)

Net realized and unrealized gain from investments and foreign currency transactions
Net realized gain from investments
Proceeds from sales	66,935,091	98,541,595
Cost of securities sold	24,766,611	27,789,070

Net realized gain from investments	42,168,480	70,752,525

Net realized gain (loss) from foreign currency transactions
Investments	(864,679)	(5,260,408)
Foreign currency	(5,731)	7,590

Net realized (loss) from foreign currency transactions	(870,410)	(5,252,818)

Net increase in unrealized appreciation on investments
Balance, beginning of year	386,318,269	148,117,357
Balance, end of year	441,099,552	386,318,269

Net increase in unrealized appreciation on investments	54,781,283	238,200,912

Net unrealized (loss) on translation of assets and liabilities in foreign currency	(14)	—

Net realized and unrealized gain from investments and foreign currency transactions	96,079,339	303,700,619

Net increase in net assets resulting from operations	$95,887,208	$303,393,786

(1) Represents expense for amount payable upon termination of the Services Agreement between the Company and LGN Group, LLC. See more details in Note 8. The notes to the financial statements form an integral part of these statements.

Statements of changes in net assets

Years ended November 30, 2010 and 2009

	2010	2009

Net investment (loss)	$(192,131)	$(306,833)
Net realized gain from investments	42,168,480	70,752,525
Net realized (loss) from foreign currency transactions	(870,410)	(5,252,818)
Net increase in unrealized appreciation on investments	54,781,283	238,200,912

Net increase in unrealized (loss) on translation of assets and liabilities in foreign currency	(14)	—

Net increase in net assets resulting from operations	95,887,208	303,393,786
Dividends paid/payable
From undistributed net investment income	(388,800)	(720,000)
From net realized gain from investments	(6,220,800)	(8,424,000)

Adjustment – tender offer

From common shares $1 par value	—	(720,000)
From share premium (capital surplus)	—	(1,593,687)
From undistributed net investment income	—	(4,299,617)
From net realized gain from investments	—	(48,375,896)

Net increase in net assets	89,277,608	239,260,586
Net assets, beginning of year	580,355,255	341,094,669

Net assets, end of year	$669,632,863	$580,355,255

The notes to the financial statements form an integral part of these statements.

Notes to financial statements

Years ended November 30, 2010 and 2009

1. Summary of significant accounting policies ASA Limited (the “Company”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and is organized as an exempted limited liability company under the laws of Bermuda. The following is a summary of the Company’s significant accounting policies:

A. Investments

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the NYSE, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and fair value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

At November 30, 2010 and November 30, 2009, the Company held investments in restricted securities of 6.8% and 2.7% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as reflecting fair value, as follows:

November 30, 2010
Shares	Cost	Issuer	Value Per Unit	Value	Acquisition Date
400,000	$2,287,880	Tahoe Resources Inc.	$15.79	$ 6,317,225	5/28/2010
2,307,691	$4,407,690	NovaGold Resources Inc.	$14.39	$33,207,674	7/13/2010
1,500,000	$5,246,250	Lake Shore Gold Corp.	$ 3.90	$ 5,845,674	11/04/2010

November 30, 2009

Shares/ Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
1,157,691	$1,030,345	NovaGold Resources Inc.	$5.59	$6,471,492	1/21/2009
2,307,691	$ 946,153	NovaGold Resources Inc.	$4.09	$9,438,456	1/21/2009
		$1.50 Warrants 01/21/13

The Company does not have a right to demand that such securities be registered.

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.) Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the NYSE, the securities normally are fair valued based on the last reported sales price of the ADRs.

Notes to financial statements (continued)

Years ended November 30, 2010 and 2009

Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 and 2009 in valuing the Company’s investments at fair value:

Investments in Securities

Measurements at November 30, 2010

Description (1)	Level 1	Level 2	Level 3	Total
Common Shares and Warrants
Gold and silver investments	$397,123,739	$160,841,326	$—	$557,965,065
Platinum and palladium investments	74,269,761	4,997,925	—	79,267,686
Diversified mineral resources companies	—	18,206,659	—	18,206,659
Convertible Securities
Gold mining companies	—	7,920,500	—	7,920,500

Total	$471,393,500	$191,966,410	$—	$663,359,910

(1)	See schedules of investments for country classifications.

Investments in Securities

Measurements at November 30, 2009

Description (1)	Level 1	Level 2	Level 3	Total
Common Shares and Warrants
Gold mining companies	$327,377,568	$142,816,261	$—	$470,193,829
Platinum mining companies	66,187,912	8,453,736	—	74,641,648
Other mining companies	—	17,750,669	—	17,750,669
Convertible Securities
Gold mining companies	—	13,164,600	—	13,164,600

Total	$393,565,480	$182,185,266	$—	$575,750,746

(1)	See schedules of investments for country classifications.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Company’s financial statements disclosures.

B. Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The Company’s cash equivalents at November 30, 2010 and 2009 consisted of overnight deposit of excess funds in commercial paper issued by JPMorgan Chase & Co.

C. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported at 5:00 PM New York time on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statements of operations.

D. Securities Transactions and Investment Income

During the year ended November 30, 2010, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $66,935,091 and $59,405,323, respectively. During the year ended November 30, 2009, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $98,541,595 and $36,568,358, respectively.

Notes to financial statements (continued)

Years ended November 30, 2010 and 2009

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

F. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G. Basis of Presentation

The financial statements are presented in U.S. dollars. Certain 2009 expense amounts have been reclassified to conform to the 2010 presentation.

H. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years. As of November 30, 2010 and 2009, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

2. Tax status of the Company The Company is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activities in the United States is trading in stocks or securities for its own account; and under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

3. Retirement plans The Company had an unfunded non-qualified pension agreement with its former Chairman, President and Treasurer, Robert J. A. Irwin, pursuant to which the Company credited amounts to a pension benefit account as determined from time to time by the Board of Directors. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5%. Beginning December 1, 2006, interest equivalents were credited at an annual rate of 5%. On January 2, 2009 an amount equal to the balance in the pension benefit account at December 31, 2008 of $770,055 was paid in a lump sum to Mr. Irwin whose service with the Company terminated upon his retirement, and the agreement was terminated.

The Company has recorded a liability for retirement benefits due to future and current retired directors. The liability for these benefits at November 30, 2010 and November 30, 2009 was $758,473 and $837,021, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement.

During the year ended November 30, 2010, the Company recorded a reduction of $78,548 to the liability for retirement benefits due to future and current retired directors. This adjustment related to the change in the retirement liability based on the valuation of these benefits for the year ended November 30, 2010, and a reduction due to the death of a retired director.

During the year ended November 30, 2009, the Company recorded a reduction of $268,208 to the liability for retirement benefits due to future and current retired directors. This adjustment related to a unanimous agreement by those new directors elected in 2008 to waive their interest in the plan benefits. New Directors elected after 2008 as not eligible to participate in the plan.

4. Concentration risk It is a fundamental policy of the Company that at least 80% of its total assets be invested in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals and/or in other gold and precious mineral investments. A substantial portion of the Company’s assets currently is invested in South African companies and other companies having significant assets or operations in South Africa. The Company is, therefore, subject to gold and precious mineral related risk as well as risk related to investing in South Africa, including political, economic, regulatory, currency fluctuation and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

5. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Notes to financial statements (continued)

Years ended November 30, 2010 and 2009

6. Tender offer (All share value and amounts are reported on a pre-split basis.) On September 1, 2009, the Company commenced a tender offer to purchase up to 720,000 of its Common Shares, representing 10% of its issued and outstanding shares. Because the number of shares tendered exceeded 720,000 shares, the Company purchased shares duly tendered on a pro rata basis in accordance with the number of shares duly tendered by each shareholder. The Company paid $76.11 per share, the amount equal to 98% of $77.66, the net asset value per share as determined by the Company at the close of regular trading on the NYSE on October 2, 2009, the expiration date of the tender offer. As a result the Company’s outstanding Common Shares decreased from 7,200,000 to 6,480,000. To the best of the Company’s knowledge, at the time of the tender offer Lazard Asset Management LLC (“Lazard”) beneficially owned more than 5% of the Company’s outstanding Common Shares. Andrew Pegge (a director of the Company) is a principal of Laxey Partners Limited (“Laxey Partners”). Laxey Partners as the manager or adviser of a group of entities controlled by it (Laxey Partners and the group together, “Laxey”) sold 13,547 Common Shares in connection with the tender offer and received proceeds of approximately $1,031,000. Based on information from a source at Lazard, Lazard sold 276,794 Common Shares in connection with the tender offer and received proceeds of approximately $21,066,790. The Company did not conduct a tender offer in its 2010 fiscal year. The Board of Directors will continue to monitor carefully the movement of the Company’s share price against its NAV.

7. Contingencies In connection with the Company’s 2008 Annual General Meeting of Shareholders, Laxey filed with the Securities and Exchange Commission a proxy statement in which Laxey nominated Andrew Pegge, Phillip Goldstein, and Julian Reid for election to the Company’s Board of Directors to replace three of the nominees of the Board of Directors. Laxey’s proxy statement also included a proposal to recommend that the Board of Directors undertake a series of tender offers to address the discount from net asset value at which the Company’s shares had been trading. In its proxy statement, Laxey indicated that it intended to bear the cost of its proxy solicitation, which it estimated would be approximately $800,000. In its proxy statement, Laxey also indicated that it did not then intend to seek reimbursement of the cost of its proxy solicitation from the Company, but that it may decide to do so in the future. At the Company’s 2008 Annual General Meeting of Shareholders held on April 8, 2008, shareholders ultimately elected Andrew Pegge, Phillip Goldstein, and Julian Reid to serve as Directors of the Company, but did not approve Laxey’s tender offer proposal. Laxey paid the costs of its proxy solicitation, but in 2008 Laxey Partners initially sought reimbursement of its costs from the Company. Laxey informed the Company that the actual costs of Laxey’s proxy solicitation were approximately $985,000. During the year ended November 30, 2009, the Company was informed by Laxey that it would not pursue its request for reimbursement of its proxy solicitation costs and the matter has been closed.

8. Related parties The Company’s former Chief Financial Officer and Treasurer was appointed to serve in those capacities in February 2009. He is the member/owner of LGN Group, LLC, an entity which provided shareholder and administrative services to the Company. Fees paid to LGN Group, LLC for the year ended November 30, 2010 and from the date of the former Chief Financial Officer and Treasurer’s appointment to November 30, 2009 were $573,750 and $461,250, respectively. In addition, at May 31, 2010 the Company accrued a $615,000 payment payable upon termination of the Services Agreement between the Company and LGN Group, LLC. The Services Agreement was terminated on October 31, 2010. Rodney Yee, the Company’s current Chief Operating Officer, Chief Financial Officer and Treasurer, was appointed to those positions on September 27, 2010.

9. Compensation matters During the year ended November 30, 2010, the Company entered into a new employment agreement with its President and Chief Executive Officer. The agreement provides for an annual base salary of $400,000. In addition, the President and Chief Executive Officer may receive, at the sole discretion of the Board, an annual bonus up to or greater than a target amount of $350,000. Payment of 30% of any bonus awarded would be deferred for two years. For the year ended November 30, 2010, $419,980 was accrued for bonuses to the President and Chief Executive Officer and other employees.

10. Operating lease commitment In December 2009, the Company entered into a three-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $184,473 as of November 30, 2010. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

12/1/10-2/28/11	$19,700
3/1/11-2/29/12	81,155
3/1/12-2/28/13	83,618

Total	$184,473

11. Stock split During the year ended November 30, 2010, the Company’s Board of Directors approved a 3-for-1 stock split in the form of a stock distribution to shareholders of record at the close of business on April 15, 2010. The additional shares were distributed on May 3, 2010 and trading in the Common Shares on a split-adjusted basis began on May 4, 2010. The Company’s issued and outstanding shares, after giving effect to the stock split and tender offer voted previously, increased from 6,480,000 at the end of November 30, 2009 to 19,440,000 at the end of November 30, 2010. The Company did not conduct a tender offer in its 2010 fiscal year.

12. Subsequent event In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure.

Financial highlights

	Year ended November 30

	2010	2009 (4)	2008 (4)	2007 (4)	2006 (4)

Per share operating performance

Net asset value, beginning of year	$29.85	$15.79	$28.26	$24.73	$18.64

Net investment income (loss)	(.01)	(.01)	.21	.37	.25
Net realized gain from investments	2.17	3.33	6.00	3.63	.44
Net realized gain (loss) from foreign currency transactions	(.04)	(.26)	(.37)	(.62)	.01
Net increase (decrease) in unrealized appreciation on investments	2.82	11.21	(15.89)	.92	5.69
Net unrealized (loss) on translation of assets and liabilities in foreign currency	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	4.94	14.27	(10.05)	4.30	6.39
Dividends
From net investment income	(.02)	(.03)	(.21)	(.37)	(.25)
From net realized gain on investments	(.32)	(.43)	(.46)	(.40)	(.05)
Capital share transaction:
Effect of tender offer	—	.25	(1.75)	—	—

Net asset value, end of year	$34.45	$29.85	$15.79	$28.26	$24.73

Market value per share, end of year	$33.87	$26.52	$14.08	$24.42	$21.40

Total investment return
Based on market price per share (1)	29.09%	101.15%	(42.12%)	19.02%	31.54%
Based on net asset value per share (2)	16.61%	101.97%	(43.91%)	19.19%	34.92%

Ratios to average net assets
Expenses (3)	.89%	.81%	.86%	.53%	.63%
Net investment income (loss)	(.03%)	(.06%)	.80%	1.44%	1.09%

Supplemental data
Net assets, end of year (000 omitted)	$669,633	$580,355	$341,095	$813,790	$712,267
Portfolio turnover rate	10.46%	7.93%	21.33%	12.07%	4.66%
Shares outstanding (000 omitted)	19,440	21,240	26,400	28,800	28,800

(1) Total investment return is calculated assuming a purchase of common shares at the current market price at close day before and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(2) Total investment return is calculated assuming a purchase of common shares at the current net asset value at close day before and a sale at the current net asset value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3) The reduction in retirement benefits due to directors reduced the ratio of expenses to average net assets in 2009 from .87% to .81%.

(4) Per share amounts and shares outstanding or weighted average shares have been restated to reflect 3-for-1 stock split that occured in May 2010.

Supplementary information

	Year ended November 30

	2010	2009

Certain fees incurred by the Company

Directors’ fees	$257,000	$256,000
Officers’ remuneration	1,159,683	1,121,081

The notes to the financial statements form an integral part of these statements.

Certain tax information for
U.S. shareholders (unaudited) (1)

          The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the com-plexity and potentially adverse effect of the applicable tax rules summarized below, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

          Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company” (a “PFIC”) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF”) with respect to his Company shares, (2) elects to “mark-to-market” his Company shares as of the close of each taxable year, or (3) makes neither election.

          In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge” on part of his tax liability with respect to such gain as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

          As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

          If a U.S. shareholder elects to treat the Company as a QEF with respect to his Company shares for the first year he holds those shares, the rules described in the preceding paragraphs generally would not apply. Those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale” would be treated as an excess distribution (and taxed as described above). Instead, the electing U.S. shareholder would include annually in his gross income his pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

          Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a U.S. shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

          A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to him to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

          Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company’s taxable year ends. A QEF election is effective for the shareholder’s taxable year and may not be revoked without the consent of the Internal Revenue Service (“IRS”). A shareholder of the Company who first held his Company shares after November 30, 2009, and who files his tax return on the basis of a calendar year may make a QEF election on his 2010 federal income tax return. A shareholder of the Company who first held his Company shares on or before that date may also make the QEF election on that return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

          A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on IRS Form 8621, which must be completed and attached to a timely filed federal income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a “PFIC Annual Information Statement” containing certain information required by Treasury regulations.

(1) Excluding qualified retirement plans, individual retirement accounts and other tax-exempt U.S. shareholders.

* For example, the Company paid annual dividends (restated for the 3-for-1 stock split in May 2010) of $0.46, $0.67 and $0.77 per share during 2009, 2008 and 2007, respectively, an average per year of $0.63 per share. Accordingly, any dividends during 2010 in excess of $0.79 per share (125% of $0.63) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on “qualified dividend income” that individuals receive and instead will be taxed at rates up to 35%.

          In early 2011, the Company will send to U.S. shareholders the PFIC Annual Information Statement for its 2010 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his federal income tax return each year. Other U.S. shareholders also must attach completed Forms 8621 to their federal income tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

          The Hiring Incentives to Restore Employment Act of 2010 amended the Internal Revenue Code by adding a new section, effective March 18, 2010, that requires U.S. shareholders of a PFIC to file an annual report containing information the IRS requires. The IRS has announced that it is developing guidance regarding those reporting obligations and that, in the meantime, persons who or that were required to file Form 8621 before the new section’s enactment must continue to file that form as provided in the instructions thereto (e.g., on disposition of PFIC stock or with respect to a QEF). Shareholders of a PFIC who or that were not otherwise required to file Form 8621 annually before March 18, 2010, will not be required to file an annual report as a result of the addition of the new section for taxable years beginning before that date.

          Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

          Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date). If a U.S. shareholder dies owning Company shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder’s basis therein immediately before his death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

Dividend reinvestment and stock purchase plan

          Computershare Trust Company, N.A. (“Computershare”) has been engaged to offer a dividend reinvestment and stock purchase plan (the “Plan”) to shareholders. Shareholders may elect to participate in the Plan by signing an authorization. The authorization appoints Computershare as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any optional cash investments ($50 minimum, subject to an annual maximum of $60,000) received from such participant.

          For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the Plan. The price per share of shares purchased for each participant’s account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant’s account.

          For each participant, a service charge of 5% of the combined amount of the participant’s dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant plus $.03 per share, will be deducted (and paid to Computershare) prior to each purchase of shares. Shareholder sales of shares held by Computershare in the Plan are subject to a fee of $10.00 plus $.12 per share deducted from the proceeds of the sale. Additional nominal fees are charged by Computershare for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

          Participation in the Plan may be terminated by a participant at any time by written instructions to Computershare. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

          Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

          To participate in the Plan, shareholders may not hold their shares in a “street name” brokerage account.

          Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43078, Providence, RI 02940-3078. Information may also be obtained on the internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (781) 575-2879 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy notice

          The Company is committed to protecting the financial privacy of its shareholders.

          We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

          We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company Officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

Direct registration system

          In 2007, the Company initiated participation in the Direct Registration System (“DRS”), which enables shareholders to register their Company shares in book-entry form without the issuance of a physical certificate and to transfer those shares electronically. Shareholders may continue to hold stock certificates representing their shares or may convert them to book-entry shares. A brochure which describes the features and benefits of the DRS can be obtained by calling Computershare Trust Company at (781) 575-2879.

Results of proposals presented at the annual general meeting of shareholders

          The following votes were cast at the Annual General Meeting of Shareholders held on March 11, 2010:

Election of Directors
	For	Against	Abstain

David J. Christensen	3,850,965	101,006	247,314
Phillip Goldstein	3,693,969	460,060	45,257
Michael L. Mead	3,698,326	454,406	46,554
Andrew Pegge	3,628,540	527,298	43,447
Robert A. Pilkington	4,072,479	84,720	42,087
Julian Reid	3,690,540	455,583	53,162

Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain

Ernst & Young LLP	4,057,128	61,331	80,826

Proposal for Company either through a wholly-owned subsidiary or directly, to provide investment advisory services to others

For	Against	Abstain	Broker Non-Votes

3,055,295	253,161	59,787	831,042

Amend the Company’s Memorandum of Association to permit the Company to provide investment advisory services

For	Against	Abstain	Broker Non-Votes

3,056,267	253,184	58,792	831,042

Amend the Company’s fundamental investment policies to permit the Company to acquire securities issued by an investment advisory subsidiary

For	Against	Abstain	Broker Non-Votes

3,030,544	278,296	54,403	831,042

Proxy voting

          The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2010 are available on the Company’s website at www.asaltd.com and on the Securities and Exchange Commission’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q

          The Company files its schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The schedule of portfolio holdings reported on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common share repurchases

          The Company may from time to time purchase its common shares on the open market in such amounts and at such prices as the Company may deem advisable.

Board of Directors and Officers
of ASA Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. Officers are elected to serve one-year terms. For the purposes of his position as a Director and Officer of the Company, the address of each director and officer is c/o ASA Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402.

Interested Director*

David J. Christensen (48)

Position held with the Company: President, and Chief Executive Officer since February 2009; Vice President-Investments from May 2007 to February 2009; Director since 2008; and Chief Investment Officer since May 2010 Other Principal Occupations During Past 5 Years: Vice President,

Corporate Development, Gabriel Resources Ltd. from 2006 to 2008; independent financial consultant from 2003 to 2006 and Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003

Other Directorships held by Director: Director of Hecla Mining Company (precious metals mining company), and Denver Gold Group (non-profit industry association)

Independent Directors

Michael L. Mead (58)
Position held with the Company: Chairman (non-executive) since 2011; Director since 2010,

Principal Occupation For Past 5 Years: Held investment research and portfolio management positions from 1997 to his retirement in 2008, (Director—Global Equities from 2004 to 2008) with the Howard Hughes Medical Investment Department which manages the Institutes endowment.

Phillip Goldstein (65)
Position held with the Company: Director since 2008
Principal Occupations During Past 5 Years: Self-employed investment advisor since 1992; principal of the general partner of six private investment partnerships in the Bulldog Investors group of funds.
Other Directorships held by Director: Director of Brantley Capital Corporation, Mexico Equity and Income Fund, Korea Equity Fund, and Special Opportunities Fund, Inc.

Andrew Pegge (47)
Position held with the Company: Deputy Chairman (non-executive) since February 2009; Director since 2008
Principal Occupations During Past 5 Years: Director and Chief Executive Officer of Laxey Partners Limited (global active value fund manager) since 1999.

Robert A. Pilkington (65)
Position held with the Company: Director since 2004 (ASA Limited South Africa from 1979 to 2005)
Principal Occupations During Past 5 Years: Investment banker and Managing Director of UBS Securities LLC and predecessor companies
Other Directorships held by Director: Director of Avocet Mining PLC (gold mining company)

Other Officers

Rodney D. Yee (50)

Position held with the Company: Chief Operating Officer, Chief Financial Officer, and Treasurer since September 2010
Other Principal Occupations During Past 5 Years: COO, California Investment Trust and affiliated companies from 2005 to 2010

Steven M. Schantz (57)

Position held with the Company: General Counsel, Secretary, and Chief Compliance Officer since September 2010
Other Principal Occupations During Past 5 Years: Senior Counsel, Charles Schwab Investment Management, Inc. from 2001 to 2009.

* By reason of being an Officer of the Company

Other information

Executive Office
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm
Ernst & Young LLP, New York, NY, U.S.A.

Counsel
Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian
JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Fund Accountants
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Shareholder Services
ASA Limited
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Transfer Agent
Computershare Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

	(b)	Not applicable.

(c)

During the period covered by this report, there were no amendments to the code of ethics referred to in paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.

	(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item.

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Andrew Pegge, Chairman of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Pegge is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2010 and 2009 were $99,000 and $99,000, respectively.

	(b)	Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2010 and 2009.

(c)

Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2010 and 2009 were $5,775 and $5,775, respectively. The figures for 2010 and 2009 include fees billed for U.S. tax advisory services.

(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2010 and 2009.

(e)(1)

The Audit Committee of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non- audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2010 and 2009 were $5,775 and $5,775, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Andrew Pegge (Chairman), Michael Mead, and Phillip Goldstein.

(b) Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASA Limited

Proxy Voting Policies and Procedures

The following is a statement of the proxy voting policies and procedures of ASA Limited (“Company”).

Proxy Administration

The Company understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. The Company attempts to process every proxy vote it receives. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where the Company may not or cannot vote a proxy. For example, the Company may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting.

Authority and responsibility to vote proxies with respect to the Company’s portfolio securities has been delegated to the President and, in his absence or inability to act, the Secretary and Chief Compliance Officer. In evaluating proxy proposals, the President (or Secretary and Chief Compliance Officer, when appropriate) may consider information from various sources, including management of the company presenting a proposal as well as independent sources. The ultimate decision rests with the President (or Secretary and Chief Compliance Officer, when appropriate), who is accountable to the Board of Directors of the Company.

General Principles

In voting proxies, the Company will act solely in the best economic interests of its shareholders with the goal of maximizing the value of the Company’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board of directors to its shareholders and to align their interests with those of shareholders. These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the oversight of the company’s board of directors.

The Company believes that the quality and depth of a portfolio company’s management, including its board of directors, is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of management on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s management will not be supported whenever it is determined not to be in the best interests of the Company and its shareholders.

Specific Policies

A.	Routine Matters

1.

Election of Directors. In general, the Company will vote in favor of management’s director nominees if they are running unopposed. The Company believes that management is in the best position to evaluate the qualifications of directors and the needs of a particular board. Nevertheless, the Company will vote against, or withhold its vote for, any nominee whom it feels is not qualified. When management’s nominees are opposed in a proxy contest, the Company will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.

Ratification of Selection of Auditors. In general, the Company will rely on the judgment of management in selecting the independent auditors. Nevertheless, the Company will examine the recommendation of management in appropriate cases, e.g., where there has been a change in auditors based upon a disagreement on accounting matters.

3.

Stock Option and Other Equity Based Compensation Plan Proposals. The Company will generally approve management’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, the Company does not have a general policy in regard to voting on those transactions. The Company will vote on a case-by-case basis on each transaction.

C.	Changes in Capital Structure

The Company evaluates proposed capital actions on a case-by-case basis and will generally defer to management’s business analysis in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action and the Company’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

D.	Anti-Takeover Proposals

In general, the Company will vote against any proposal which the Company believes would materially contribute to preventing a potential acquisition or takeover, including proposals to:

• Stagger the board of directors;
• Introduce cumulative voting;
• Introduce unequal voting rights;
• Create supermajority voting;
• Establish preemptive rights.

In general, the Company will vote in favor of any proposals to reverse the above.

E.	Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, the Company will vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where the Company believes a proposal has substantial economic implications.

F.	Conflict of Interest

In view of the fact that the Company is internally managed and does not have an investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of the Company’s portfolio companies. The

Company maintains a record of the affiliated persons of each director and officer of the Company including the President and the Secretary and Chief Compliance Officer. The Chief Compliance Officer reviews proxy statement proposals to determine the existence of a potential conflict of interest. In the event that the President (or Secretary and Chief Compliance Officer, when appropriate) has a personal conflict of interest, he shall remove himself from the voting process. In cases of a conflict of interest, a record shall be maintained confirming that the Company’s vote was made solely in the interests of the Company and without regard to any other consideration.

Date: June 17, 2009

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, the information set forth below is as of November 30, 2010.

(a)(1)

As of the date of this filing, February 3, 2011, David J. Christensen, President and Chief Executive Officer of the registrant since February 2009, is responsible for the day-to-day management of the registrant’s portfolio. Mr. Christensen joined the registrant in 2007 as Vice President – Investments and served in that capacity until February 2009. He served as Vice President, Corporate Development of Gabriel Resources Ltd. from 2006 to 2008; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.

(2)

Mr. Christensen is not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other account, except his personal accounts or those of members of his family. Conflicts of interest could arise when a portfolio manager personally buys, holds or sells securities held or to be purchased or sold by the registrant. The registrant has codes of ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3)

Mr. Christensen’s compensation consists of a fixed salary and a discretionary bonus, each as determined annually by the Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Christensen’s compensation, the Board of Directors and Compensation Committee consider his overall performance and his management responsibilities with the registrant, including those not related to the investment performance of the registrant’s portfolio. Investment performance is based on, among other things, relative performance to the Company’s benchmark, the FTSE Gold Mines Index. Mr. Christensen also receives reimbursement of medical insurance. The Company pays the premium for Mr. Christensen’s life insurance. In addition, under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

(4) Mr. Christensen beneficially owns common shares of registrant having a value in the range of $10,001 to $50,000.

(b) Not applicable

Item 9.	Purchase of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

There were no purchases during the period.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 29, 2011.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Chief Financial Officer and Treasurer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

(b)

The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Limited

Date: February 3, 2011	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: February 3, 2011	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 3, 2011	By:	/s/ Rodney Yee
Rodney Yee
Chief Financial Officer and Treasurer